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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 20, 2000


                INDYMAC ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2000 providing for the issuance of the INDYMAC ABS, INC., Home Equity
        Mortgage Loan Asset-Backed Trust, Series SPMD 2000-C).

                               INDYMAC ABS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                   333-47158               95-4685267
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


   155 North Lake Avenue
    Pasadena, California                                          91101
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   (Address of Principal                                        (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
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Item 5.  Other Events.
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Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-C.

     In connection with the offering of the Asset-Backed Certificates, Series SPMD 2000-C, Banc of America Securities LLC ("Banc of America"), as one of the underwriters of the Offered Certificates, has prepared certain materials (the "Banc of America Computational Materials") for distribution to their potential investors. Also, in connection with the offering of the Asset-Backed Certificates, SPMD 2000-C, Credit Suisse First Boston Corporation ("Credit Suisse First Boston"), as one of the underwriters of the Offered Certificates, has prepared certain materials (the "Credit Suisse First Boston Computational Materials") for distribution to potential investors. Although the Company provided Banc of America and Credit Suisse First Boston with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Banc of America Computational Materials or the Credit Suisse First Boston Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Banc of America Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated November 20, 2000. The Credit Suisse First Boston Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated November 20, 2000.









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     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-C.

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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

           99.1 Banc of America Computational Materials filed on Form SE dated November 20, 2000.

           99.2 Credit Suisse First Boston Computational Materials filed in Form SE dated November 20, 2000.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC ABS, INC.



                                        By: /s/ Blair Abernathy
                                            ----------------------------
                                              Blair Abernathy
                                              Vice President



Dated: November 20, 2000

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Exhibit Index
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Exhibit                                                                   Page
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99.1  Banc of America Computational Materials filed on Form SE dated
      November 20, 2000.

99.2 Credit Suisse First Boston Computational Material filed on Form SE dated November 20, 2000.